--------------------------------




                                   Excelsior
                                 Income Shares,
                                      Inc.


                                 Annual Report
                               December 31, 1997

                      --------------------------------

DEAR FELLOW SHAREHOLDERS:

     Net investment income for the full year and for the fourth quarter were $2,371,900, and $588,962, respectively.

     A dividend of $.37 was declared December 2, 1997, payable January 30, 1998 to shareholders of record December 19, 1997. We have been advised that 10.23% of 1997 dividend income is considered to be derived from interest earned on U.S. federal obligations.

     This has been some year! The country thrived economically; most owners of American stocks prospered, and brokers must be laughing all the way to the bank. The odds against putting four consecutive years of heady markets back to back are enormous -- they were pretty high at the start of 1997. For what it is worth, we feel that the burden of proof is on the bulls.

     Why the negative vote? Asia is one reason; mounting consumer debt is another.

     What well might happen is a hit to the "top line" of corporate income statements. That is not a prediction, just a note of caution, which makes us feel comfortable with our conservative fund. We are not going to change from the quality and liquidity, which exemplify our portfolio. We provide a pretty safe resting-place for investors who should look elsewhere for capital gains.

     We have no idea how the Asian "bubble" economies will look in a year's time. There may well be huge opportunities for the courageous investor; there may also be chaos. The domestic credit situation is more quantifiable. Consumer debt has reached $1.2 trillion, and has risen by about 50% in four years. Repayment delinquencies are rising. Since consumer spending accounts for around two-thirds of our economy, it's hard to see very much growth in the year ahead, and a slowdown could hurt earnings.

     Investors may not always have a free ride.

     One prediction, however, we make with conviction: this country will remain the best hope for free people everywhere. On that confident note, we wish all our shareholders a joyous 1998.

                                                    Sincerely yours,
                                                    /s/ Townsend Brown II
                                                    Townsend Brown II
                                                    Chairman and President

December 31, 1997

Excelsior Income Shares, Inc.

SCHEDULE OF INVESTMENTS
December 31, 1997 (Note 1)

U.S. GOVERNMENT AND FEDERAL                  Moody's
AGENCIES OBLIGATIONS--58.65%                Rating**      Face Amount        Cost*           Value
-----------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Deb.,
  7.55%, 6/10/04                               (1)        $ 2,500,000     $ 2,423,945     $ 2,536,078
  7.50%, 7/25/20                               (1)          3,665,024       3,628,088       3,709,481
Federal National Mortgage Assn., Global
  Bond,
  8.50%, 2/1/05                                             1,600,000       1,600,000       1,666,707
Government National Mortgage Assn.,
  6%, 7/20/27                                  (1)            982,865         987,626         990,669
  7%, 5/15/22                                  (1)            276,168         275,822         278,239
  7%, 4/15/23                                  (1)          3,346,828       3,348,920       3,371,929
  7%, 5/15/23                                  (1)            772,472         770,178         778,265
  7%, 3/15/24                                  (1)          1,610,369       1,593,259       1,622,447
  7.50%, 12/15/25                              (1)            958,736         957,238         981,806
  8%, 8/15/24                                  (1)          1,486,074       1,477,947       1,540,873
  8%, 1/15/25                                  (1)          1,372,030       1,326,582       1,422,624
  8.50%, 7/15/17                               (1)            813,306         834,020         854,226
  8.50%, 5/15/21                               (1)            454,479         466,054         477,345
  10%, 1/15/18                                 (1)            806,133         874,780         878,183
U.S. Treasury Bond,
  7.25%, 5/15/16                               (1)          1,000,000         975,000       1,138,438
                                                          -----------     -----------     -----------
                                                           21,644,484      21,539,459      22,247,310
                                                          -----------     -----------     -----------

BONDS AND NOTES--31.33%
-----------------------------------------------------------------------------------------------------
DuPont (EI) de Nemours & Co., Notes,
  8.25%, 9/15/06                               Aa2          1,500,000       1,495,875       1,696,498
Ford Motor Credit
  6.125, 1/9/06                                 A1          2,000,000       1,989,980       1,953,060
KFW International Finance Inc., Notes,
  7.20%, 3/15/14                               Aaa          2,000,000       1,978,500       2,163,805
Republic N.Y. Corp., Notes,
  7.75%, 5/15/09                                A1          1,800,000       1,806,138       1,977,410
Wachovia Corp. Sub. Notes,
  6.375%, 2/1/09                                A1          2,000,000       1,997,400       1,991,766
Wisconsin Elec. Power Co.,
  7.25%, 8/1/04                                Aa2          2,000,000       1,988,600       2,102,684
                                                          -----------     -----------     -----------
                                                           11,300,000      11,256,493      11,885,223
                                                          -----------     -----------     -----------
SHORT-TERM HOLDINGS--10.02%
-----------------------------------------------------------------------------------------------------
Dreyfus Government Cash Management Fund                     1,900,000       1,900,000       1,900,000
Fidelity U.S. Treasury Cash Management
  Fund                                                      1,900,000       1,900,000       1,900,000
                                                          -----------     -----------     -----------
                                                            3,800,000       3,800,000       3,800,000
                                                          -----------     -----------     -----------
TOTAL INVESTMENTS IN SECURITIES                           $36,744,484     $36,595,952     $37,932,533
                                                          -----------     -----------     -----------
                                                          -----------     -----------     -----------

---------------
Percentages are based on total investments.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

December 31, 1997 (Note 1)

The aggregate market value at December 31, 1997 for the long-term holdings in terms of Quality Ratings is as follows:

       Rating**          Value           Percent
      ---------       -----------        -------
    Aaa (1)           $24,411,115          71.52
    A1                  5,922,236          17.35
    Aa2                 3,799,182          11.13
                      -----------        -------
    Total             $34,132,533         100.00
                      -----------        -------
                      -----------        -------

(1) These securities which are issued and/or guaranteed by the U.S. Government or Federal Agencies are not rated but are deemed to be Aaa quality for purposes of this report.

*Based on cost for Federal income tax purposes:

    Aggregate gross unrealized
      appreciation                    $ 1,379,135
    Aggregate gross unrealized
      depreciation                        (42,554)
                                      -----------
  Net unrealized appreciation         $ 1,336,581
                                      -----------
                                      -----------
Cost for Federal Income Tax
Purposes                              $36,595,952
                                      -----------
                                      -----------

**Credit ratings are unaudited.

         The accompanying notes are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS:
------------------------------

Investments (Note 1) in securities
  at value (identified
  cost $36,595,952):
  U.S. Government and
    Federal Agencies
    obligations         $22,247,310
  Bonds and notes        11,885,223
  Short-term holdings     3,800,000
                        -----------
    Total Investments                 $37,932,533
Cash                                    3,021,301
Interest receivable                       461,557
Prepaid expenses                           10,129
                                      -----------
    Total Assets                       41,425,520
                                      -----------

LIABILITIES:
------------------------------

Dividends payable                         808,965
Accrued advisory fee (Note 3)              73,454
Accrued operating expenses                 53,270
                                      -----------
    Total Liabilities                     935,689
                                      -----------
Net Assets                            $40,489,831
                                      -----------
                                      -----------
NET ASSETS consist of:
  Overdistributed net investment
    income                            $  (106,102)
  Accumulated net realized losses
    from investment transactions         (388,850)
  Unrealized appreciation on
    investments                         1,336,581
  Capital shares (Note 5)                  21,864
  Additional paid-in capital           39,626,338
                                      -----------
                                      $40,489,831
                                      -----------
                                      -----------
Net Asset Value per share
  ($40,489,831 / 2,186,391 shares)         $18.52
                                      -----------
                                      -----------

         The accompanying notes are an integral part of this statement.

Excelsior Income Shares, Inc.

STATEMENT OF OPERATIONS
for the year ended December 31, 1997
(Note 1)

INVESTMENT INCOME:
------------------------------

INCOME--Interest                       $2,806,467
EXPENSES:
  Investment advisory fee   $209,424
  Directors' fees and
    expenses                  45,875
  Officer's salary            42,312
  Postage and printing        33,907
  Professional fees           21,938
  Insurance                   23,187
  Transfer agent and
    registrar fees            19,944
  The New York Stock
    Exchange, Inc.--
    annual fee                15,663
  Miscellaneous               22,317
                          ----------
  Total expenses                          434,567
                                       ----------
  Investment Income--Net                2,371,900
                                       ----------

REALIZED LOSS AND UNREALIZED APPRECIATION
(DEPRECIATION) ON INVESTMENTS--NET:
------------------------------
Realized loss from security
 transactions (excluding
 short-term securities):
  Proceeds from sales     $6,769,115
  Cost of sales            6,783,476
                          ----------
    Net realized loss                     (14,361)
Unrealized appreciation
  (depreciation)
  on investment securities:
  Beginning of period        501,362
  End of period            1,336,581
                          ----------
  Change in unrealized
    appreciation--net                     835,219
                                       ----------
Net realized loss and change
  in unrealized appreciation
  (depreciation) on investments           820,858
                                       ----------
Net Increase in Net Assets
  Resulting from Operations            $3,192,758
                                       ----------
                                       ----------

STATEMENT OF CHANGES IN NET ASSETS

                           For the       For the
                            year          year
                            ended         ended
                          Dec. 31,      Dec. 31,
                            1997          1996
                         -----------   -----------
INCREASE (DECREASE)
IN NET ASSETS:
-----------------------
Operations:
 Investment income--
  net (Note 1)           $ 2,371,900   $ 2,430,355
 Realized (loss) on
  investments--net
  (Note 2)                   (14,361)      (26,841)
 Change in unrealized
  appreciation
  (depreciation)--net        835,219    (1,386,342)
                         -----------   -----------
 Net increase
  in net assets
  resulting from
  operations               3,192,758     1,017,172
 Dividends to share-
  holders from:
  Investment income--
  net                     (2,559,157)   (2,582,301)
 Cost of shares
  purchased pursuant to
  Section 23 of the
  Investment Company
  Act of 1940 (Note 5)       (30,805)           --
                         -----------   -----------
 Total increase
  (decrease)
  in net assets              602,796    (1,565,129)

NET ASSETS:
-----------------------
 Beginning of year        39,887,035    41,452,164
                         -----------   -----------
 End of year (including
  (overdistributed)
  undistributed net
  investment income of
  ($106,102) and
  $95,170 in 1997 and
  1996, respectively)    $40,489,831   $39,887,035
                         -----------   -----------
                         -----------   -----------

        The accompanying notes are an integral part of these statements.

Excelsior Income Shares, Inc.

FINANCIAL HIGHLIGHTS

                                                                    For the year ended
                                   --------------------------------------------------------------------------------
                                       1997             1996             1995            1994*             1993
                                   ------------     ------------     ------------     ------------     ------------
Per Share Operating
  Performance:
Net asset value, beginning of
  period                              $18.23           $18.94           $16.87           $18.97           $18.54
                                   ------------     ------------     ------------     ------------     ------------
  Net investment income                 1.08             1.11             1.14             1.06             1.17
  Net gain (loss) on securities
     (realized and unrealized)          (.38)            (.64)            2.05            (2.00)             .71
                                   ------------     ------------     ------------     ------------     ------------
Total from investment
  operations                            1.46              .47             3.19             (.94)            1.88
                                   ------------     ------------     ------------     ------------     ------------
Less Dividends and
  Distributions:
Dividends from net investment
  income                               (1.17)           (1.18)           (1.12)           (1.03)           (1.17)
Distribution from realized
  gains on investments                    --               --               --             (.16)            (.28)
                                   ------------     ------------     ------------     ------------     ------------
Total dividends and
  distributions                        (1.17)           (1.18)           (1.12)           (1.19)           (1.45)
                                   ------------     ------------     ------------     ------------     ------------
  Treasury stock transaction             .00               --               --              .03               --
                                   ------------     ------------     ------------     ------------     ------------
Net asset value, end of period        $18.52           $18.23           $18.94           $16.87           $18.97
                                   ------------     ------------     ------------     ------------     ------------
                                   ------------     ------------     ------------     ------------     ------------
Market value per share, end of
  period                              $16.75           $15.75           $16.00           $14.63           $17.50
                                   ------------     ------------     ------------     ------------     ------------
                                   ------------     ------------     ------------     ------------     ------------

Total Investment Return:
Based on market value per share              14.51%            5.68%           17.04%           (8.64%)           5.98%
Ratios To Average Net Assets:
Expenses                                      1.08%            1.07%            1.08%            1.15%            1.08%
Net investment income                         5.89%            6.02%            6.26%            5.92%            6.07%
Supplemental Data:
Net assets at end of period
  (000 omitted)                            $ 40,490         $ 39,887         $ 41,452         $ 36,928         $ 42,130
Portfolio turnover rate                       2.91%            5.50%           25.07%           95.53%           81.23%

*Based on average shares outstanding.

         The accompanying notes are an integral part of this schedule.

Excelsior Income Shares, Inc.

NOTES TO FINANCIAL STATEMENTS
December 31, 1997
--------------------------------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Excelsior Income Shares, Inc. (the "Company") was incorporated on March 16, 1973 and commenced operations on May 15, 1973. The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The significant accounting policies of the Company, which are in conformity with generally accepted accounting principles, are as follows:

     a) Investments--Security transactions are recorded as of the trade date. Investments owned at December 31, 1997, are reflected in the accompanying financial statements at value. Valuations of the Company's investments are supplied by a pricing service approved by the Board of Directors or by dealers who regularly trade in the security being valued. Short-term holdings are carried at cost plus accrued interest, which approximates value.

     The difference between cost and value is reflected separately as unrealized appreciation (depreciation) of investments.

     The cost basis of bonds is not adjusted for amortization of premiums or accretion of discounts, except for original issue discount which is accreted.

     Realized gains and losses on security transactions are determined on the basis of identified cost.

     b) Federal Income Taxes--No provision for Federal income taxes has been made in the accompanying financial statements since the Company intends to comply with the provisions of Subchapter M of the Internal Revenue Code and to distribute to its shareholders substantially all of its net investment income and net realized capital gains, if any. For Federal income tax purposes the Company has capital loss carryforwards of $111,532 and $277,318 expiring on December 31, 2002 and December 31, 2003 respectively, available to offset future capital gains, if any.

     c) Investment Income Recognition--The Company records interest and expenses on the accrual basis.

     d) Dividend Distributions--The Company records dividend distributions to shareholders as of the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes. The effect of these differences for the year ended December 31, 1997 is a decrease in undistributed net investment income of $14,015, a decrease in accumulated net realized loss of $15,038, and a decrease in additional paid-in capital of $1,023.

     e) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Excelsior Income Shares, Inc.
NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997
--------------------------------------------------------------------------------
(2) DISTRIBUTIONS:

Realized gains from security transactions to the extent they exceed accumulated net realized losses are distributed to shareholders in the succeeding year.

(3) RELATED PARTY TRANSACTIONS:

Under an investment advisory agreement, United States Trust Company of New York (the "Advisor") furnishes investment advisory services to and performs certain administrative functions for the Company. Quarterly fees for such services are based on the net assets of the Company, as of the close of the last business day of each quarter, at the annual rate of 0.5% of the first $100,000,000 of such net assets, and at reduced rates thereafter.

     The investment advisory agreement also provides that the Advisor will reimburse the Company for all expenses (excluding interest, taxes, brokerage commissions and certain other expenses, if any) borne by the Company in any calendar year in excess of 1.5% of the first $30,000,000 of annual average net assets, and 1% of annual average net assets in excess of $30,000,000.

     Each director who is not an employee of United States Trust Company of New York, receives from the Company an annual fee of $5,000, an attendance fee of $300, and $100 for each audit committee meeting attended.

     Two officers of the Company are officers of United States Trust Company of New York.

(4) PURCHASES AND PROCEEDS FROM SALES OF SECURITIES:

For the period ended December 31, 1997, purchases and proceeds from sales of securities other than short-term United States Government and Federal Agencies obligations aggregated $0 and $0, respectively. Purchases and proceeds from sales of United States Government and Federal Agencies obligations aggregated $994,796 and $2,307,887, respectively.

(5) CAPITAL STOCK:

At December 31, 1997, 2,186,391 shares of $.01 par value common stock (15,000,000 shares authorized) were outstanding.

     Pursuant to Section 23 of the Investment Company Act of 1940, the Company may in the future purchase shares of Excelsior Income Shares, Inc. Common Stock on the open market from time to time, at such times, and in such amounts as may be deemed advantageous to the Company. Nothing herein shall be considered a commitment to purchase such shares. For the years ended December 31, 1997 and December 31, 1994, the Company purchased 2,000 and 32,500 shares in the open market at a cost of $30,805 and $475,737, respectively.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
EXCELSIOR INCOME SHARES, INC.:

     We have audited the accompanying statement of assets and liabilities including the portfolio of investments, of Excelsior Income Shares, Inc., (the "Fund") as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended December 31, 1994 were audited by other auditors, whose report, dated January 24, 1995, expressed an unqualified opinion thereon.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Excelsior Income Shares, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                          Coopers & Lybrand L.L.P.

New York, New York
February 17, 1998.

EXCELSIOR INCOME SHARES, INC.
114 W. 47th Street, 8th Floor
New York, NY 10036-1532
(212) 852-3732

DIRECTORS

Townsend Brown II
Edwin A. Heard
James J. O'Leary
John H. Reilly
Perry W. Skjelbred
Philip J. Tilearcio
Kenneth G. Walsh

OFFICERS
Townsend Brown II, Chairman,
President, Chief Executive Officer
Robert D. Cummings
Secretary and Treasurer
Robert R. Johnson
Assistant Treasurer
  and Assistant Secretary
INVESTMENT ADVISOR

United States Trust Company
 of New York
114 West 47th Street
New York, NY 10036-1532

TRANSFER AGENT REGISTRAR & CUSTODIAN
The Chase Manhattan Bank, N.A.
Customer Services
4 New York Plaza, 6th Floor
New York, NY 10043
(800) 257-2356
INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, NY 10019

Listed on N.Y. Stock Exchange--Symbol EIS

A "Closed-End Bond Funds" table, which includes current data on Excelsior, is published weekly by The Wall Street Journal and The New York Times.